EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DecisionPoint Systems, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2024, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Melinda Wohl, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: May 15, 2024
/s/ Melinda Wohl
	By:	Melinda Wohl
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to DecisionPoint Systems, Inc. and will be retained by DecisionPoint Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.